Exhibit 10.1

BY E-MAIL AND BY COURIER

QUINCE THERAPEUTICS S.P.A. (the "Borrower")

3, Via Meucci, Bresso (MI), 20091, Italy

For the attention of: Chief Executive Officer

E-mail: info@pec.erydel.it and infο@erydel.com

ERYDEL ITALY, INC., QUINCE THERAPEUTICS, INC.,

ERYDEL US, INC., ERYDEL USA, INC. (the "Guarantors")

601 Gateway Blvd. Suite 1250

South San Francisco, CA 94080

Delaware, USA incorporation

For the attention of: Chief Business Officer

E-mail: BD@quincetx.com

Luxembourg, DATE \@ "dd MMMM yyyy" 30 October 2025	JU/OPS-POL/RFV/VD/FA/[assistant]/2025-[] PLU - AB

Subject:	ERYDEL (EGFF)
Operation Number (Serapis N°): 2020-0006 Contract Numbers (FI N°): 91932 and 92599
Finance contract between the European Investment Bank (the "Bank") and the Borrower dated 24 July 2020, as amended from time to time prior to the date of this Letter (the "Finance Contract")

_________________________________________________________________________________

Amendment letter

We refer to the Finance Contract.

1.
DEFINITIONS AND INTERPRETATION
1.1.
In this amendment letter (the "Letter"):

"Effective Date" means the later of (i) the date on which this Letter is duly countersigned by the Borrower, and (ii) the date on which the Fee is received by the Bank.

1.2.
Unless the context otherwise requires or unless otherwise defined, terms defined in the Finance Contract and expressions used in the Finance Contract have the same meaning when used in this Letter.
1.3.
The principles of construction set out in the Finance Contract shall have effect as if set out in this Letter.
1.4.
Any reference to an "Article" or, if applicable, a "Schedule" or an "Annex" is, unless the context otherwise requires or it is indicated otherwise, a reference to an Article, a Schedule or an Annex of this Letter.

1.5.
Headings are for ease of reference only.
1.6.
With effect from the Effective Date, any reference in the Finance Contract to "this Contract" (or other similar references) shall be read and construed as a reference to the Finance Contract, as amended by this Letter.
1.7.
Each Schedule to this Letter (if any) forms an integral part of this Letter.
2.
BACKGROUND

We refer to the information received from the Borrower, whereby the Borrower has requested the Bank to amend certain provisions of the Finance Contract, as further described below.

3.
AMENDMENTS TO THE FINANCE CONTRACT

With effect from the Effective Date and without prejudice to the waiver granted on 12 November 2024, the Finance Contract shall be amended as set out below:

(i)
The sub-paragraph (b) of paragraph 28 (Minimum Cash Balance) of Schedule H (General Undertakings) to the Finance Contract is deleted in its entirety and replaced with the following:

“the Guarantor 2 shall ensure that, until the amount of the Loan Outstanding, together with accrued interest and all other amounts accrued or outstanding under this Contract is repaid in full, it will have Cash in an amount at least equal in USD to the amount of

EUR 14,650,000 (fourteen million six hundred fifty thousand euro), except for the period from 1 January 2026 to 31 March 2026 where such amount should be of EUR 5,000,000 (five million euro).” ;

(ii)
Starting from 1 January 2026 and up to 31 March 2026, out of the overall 9% (nine hundred basis points) Deferred Interest Rate due in respect of Tranche A and Tranche B, 1% (one hundred basis points) is hereby converted into Fixed Rate to be paid on 31 March 2026 — in respect of Tranche A and Tranche B.

4.
FEES, COSTS AND EXPENSES
4.1.
In consideration for the amendments above, the Borrower shall pay to the Bank, within the period and to the bank account indicated in the invoice issued by the Bank, an amendment fee in the amount of EUR 5,000 (five thousand euros) (the "Fee").
4.2.
The Fee, once paid, is non-refundable and non-creditable against any other fees payable to the Bank.
4.3.
Without prejudice to the provisions of Article 8 (Charges and expenses) of the Finance Contract, the Borrower shall pay to the Bank, within the period and to the bank account indicated by the Bank, any costs and expenses (including legal fees), charges, indemnities, losses or liabilities incurred by the Bank in connection with this Letter, as communicated to the Borrower by the Bank.
5.
Representations and Warranties

With reference to the facts and circumstances then existing on:

(a)
the date the Borrower countersigns this Letter; and
(b)
the Effective Date,

the Borrower makes hereunder the representations and warranties that are deemed repeated under and pursuant to Article 7 (Undertakings and representations) of the Finance Contract as if each reference in those representations and warranties to "this Contract" included a reference to (i) the Finance Contract, as amended; and (ii) this Letter.

6.
MISCELLANEOUS
6.1.
Other than in accordance with the provisions of Article 3 (Amendments to the Finance Contract) of this Letter, nothing in this Letter shall affect the rights of the Bank in respect of the occurrence of any Event of Default or breach (however described) or non-compliance in connection with the Finance Contract, including without limitation any Event of Default or breach (however described) or non-compliance in connection with the Finance Contract which has not been disclosed by the Borrower in writing prior to the date of this Letter or which arises on or after the date of this Letter.
6.2.
The provisions of the Finance Contract shall, save as amended by this Letter, continue in full force and effect. This Letter is not (and shall not be deemed to be) a consent, agreement, amendment or waiver in respect of any terms, provisions or conditions of the Finance Contract, except as expressly agreed herein. The Bank reserves any other right or remedy it may have now or subsequently.
6.3.
This Letter does not entail a novation of, or have a novative effect on, the Finance Contract.
6.4.
The Bank issues this Letter acting in reliance upon the information supplied to the Bank by the Borrower until the date hereof in relation to such matters being true, complete and accurate. It shall be without prejudice to any rights which the Bank may have at any time in relation to any other circumstance or matter other than as specifically referred to in this Letter or in relation to any such information not being true, complete and accurate, which rights shall remain in full force and effect.
6.5.
The Borrower shall, at the request of the Bank and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Letter.
6.6.
The Bank and the Borrower designate this Letter as a "Finance Document".
6.7.
The provisions of Articles 9.4 (Non-Waiver), 10.2 (Jurisdiction), 10.3 (Place of performance), 10.6 (Invalidity), 10.7 (Amendments) and 11.1 (Notices) of the Finance Contract shall be incorporated into this Letter as if set out in full in this Letter and as if references in those clauses to "this Contract" are references to this Letter.
7.
GOVERNING LAW

This Letter and any non-contractual obligations arising out of or in connection with it shall be governed by the laws of Italy.

8.
SIGNING INSTRUCTIONS
8.1.
Each Party confirms that it is its intention for this Letter to be executed either upon signing by each Party of this Letter in the format of non-editable PDF and signed by each Party's authorised signatories with QES, or signed electronically in accordance with the European regulations in force, in particular Regulation (EU) No. 910/2014 of the European Parliament and of the Council dated July 23, 2014. For this purpose, the parties hereto agree to use the online platform DocuSign (www.docusign.com)
8.2.
This Letter is entered into by way of QES or Advanced Electronic Signatures.

Please return to the Bank, by and no later than 5 July 2025 (or by any such later date as the Bank, in its own discretion, will have agreed to accept), this Letter in electronic form duly signed by QES by your authorised representatives, for agreement and acceptance, together with a copy of the relevant authority of signatories (unless otherwise already provided to the Bank) to Francesc Altiero (f.altiero@eib.org).

Yours faithfully

EUROPEAN INVESTMENT BANK

/s/ Donald Fitzpatrick /s/ Maria Skalidi

Donald FITZPATRICK	Maria SKALIDI
Head of Division	Investment Officer

Agreed and accepted for and on behalf of

QUINCE THERAPEUTICS S.P.A.

/s/ Brendan Hannah

Name: Brendan Hannah

Title: Secretary and Board Director

Date: 2025/09/26

ERYDEL ITALY, INC.

  /s/ Brendan Hannah

Name: Brendan Hannah

Title: Secretary and Board Director

Date: 2025/09/26

QUINCE THERAPEUTICS INC.

/s/ Dirk Anders Thye

Name: Dirk Anders Thye

Title: CEO, CMO & Board Director

Date: 2025/09/26

ERYDEL US, INC.

/s/ Brendan Hannah

Name: Brendan Hannah

Title: Secretary and Board Director

Date: 2025/09/26

ERYDEL USA, INC.

/s/ Brendan Hannah

Name: Brendan Hannah

Title: Secretary and Board Director

Date: 2025/09/26